                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

                                          [_]CONFIDENTIAL, FOR USE OF THE
Check the appropriate box:                   COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14a-6(e)(2))

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            DATAMETRICS CORPORATION
             -----------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   ------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  -----------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
  -----------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  -----------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
  -----------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
  -----------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:
  -----------------------------------------------------------------------------

  (3) Filing Party:
  -----------------------------------------------------------------------------

  (4) Date Filed:
  -----------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           DATAMETRICS CORPORATION
                              21135 ERWIN STREET
                       WOODLAND HILLS, CALIFORNIA 91367

                               ----------------

                         NOTICE OF ANNUAL MEETING OF
                       STOCKHOLDERS AND PROXY STATEMENT

To The Stockholders of
Datametrics Corporation

  Notice is hereby given that the Annual Meeting of the Stockholders of DATAMETRICS CORPORATION (the "Company") will be held at 21135 Erwin Street, Woodland Hills, California, on Tuesday, March 19, 1996, at 10:00 a.m., for the following purposes:

    1. To elect Directors for the ensuing year to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The present Board of Directors of the Company has nominated and recommends for election as directors the following seven persons, all of whom are presently Directors of the Company:

      Dann V. Angeloff            Richard W. Muchmore                   Kenneth Zeiger
      Richard A. Foster           Garland S. White
      Burton L. Kaplan            Sidney E. Wing

    2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 20,000,000 shares.

    3. To approve the Company's 1995 Stock Option Plan.

    4. To approve the Company's Employee Qualified Stock Purchase Plan.

    5. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on January 31, 1996 as the record date for this solicitation.

  Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Kenneth S. Polak, Secretary

Woodland Hills, California

February 6, 1996

                            DATAMETRICS CORPORATION
                              21135 ERWIN STREET
                       WOODLAND HILLS, CALIFORNIA 91367

                               ----------------

                                PROXY STATEMENT

  The Board of Directors of Datametrics Corporation, a Delaware corporation (the "Company") is soliciting the enclosed Proxy for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, March 19, 1996, at 21135 Erwin Street, Woodland Hills, California. This Proxy Statement was first mailed to stockholders on or about February 6, 1996.

  All stockholders who find it convenient to do so are cordially urged to attend the Meeting in person. In any event, please sign, date and return the Proxy in the enclosed envelope.

  A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the Proxy, or by executing a later Proxy or by attending the Meeting and voting in person. Unrevoked Proxies will be voted in accordance with the instructions therein indicated, or if there are no such instructions, such Proxies will be voted for (i) the election of the Board's nominees for directors, (ii) the approval of an amendment to Company's Restated Certificate of Incorporation increasing the authorized number of shares of Common Stock from 15,000,000 to 20,000,000, (iii) the approval of the Company's 1995 Stock Option Plan, and (iv) the approval of the Company's Employee Qualified Stock Purchase Plan.

  The close of business on January 31, 1996 is the record date with respect to this solicitation. As of that date, 12,118,412 shares of common stock, $.01 par value ("Common Stock"), of the Company were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Company, represented in person or by Proxy at the Meeting, constitutes a quorum. All shares represented by Proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

  The cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy will be borne by the Company.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of December 15, 1995, the number and percentage ownership of the Company's Common Stock by each director of the Company, certain executive officers and by all officers and directors of the Company as a group. To the Company's knowledge, no person or entity owns 5% or more of the Company's Common Stock. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the Common Stock shown as beneficially owned. An asterisk denotes beneficial ownership of less than 1%.

                                                  AMOUNT AND
                                                  NATURE OF        PERCENTAGE
                                                  BENEFICIAL     OF OUTSTANDING
              NAME AND ADDRESS(1)                 OWNERSHIP          SHARES
              -------------------                 ----------     --------------
DIRECTORS
Burton L. Kaplan................................    338,628(2)        2.8%
Sidney E. Wing..................................    184,340(3)        1.5%
Garland S. White................................    121,084(4)        1.0%
Richard A. Foster...............................     41,250(5)          *
Kenneth K. Zeiger...............................     29,850(6)          *
Dann V. Angeloff................................     13,750(7)          *
Richard W. Muchmore.............................      2,188(8)          *
NAMED EXECUTIVE OFFICERS (excluding those listed
 above)
Harry P. Alteri.................................     83,488(9)          *
Ronald N. Iverson...............................     32,187(10)         *
Carl C. Stella..................................     86,721(11)         *
John J. Van Buren...............................     91,536(12)         *
All Officers and Directors as a group (16 per-
 sons)..........................................  1,240,035           9.8%

-------
 (1) The address for all persons listed is c/o the Company, 21135 Erwin Street, Woodland Hills, California 91367.
 (2) Includes 16,250 shares subject to non-qualified stock options which are presently exercisable. Of such options, 15,000 have an exercise price of $2.875 and expire on December 17, 1998 and 1,250 have an exercise price of $5.75 and expire on December 17, 1999. Excludes 18,750 shares subject to non-qualified stock options which are not presently exercisable. Of such options, 15,000 have an exercise price of $2.875 and expire on December 17, 1998 and 3,750 have an exercise price of $5.75 and expire on December 17, 1999.
 (3) Includes 181,875 shares subject to incentive stock options which are presently exercisable. Of such options, 150,000 have an exercise price of $1.25 and expire on September 5, 1998, 28,125 have an exercise price of $3.25 and expire on October 28, 1998, and 3,750 have an exercise price of $5.75 and expire on February 22, 2000. Excludes 38,125 shares subject to incentive stock options which are not presently exercisable. Of such options, 21,875 have an exercise price of $3.25 and expire on October 28, 1995, and 16,250 have an exercise price of $5.75 and expire on February 22, 2000.
 (4) Includes 19,375 shares subject to non-qualified stock options which are presently exercisable. Of such options, 3,125 have an exercise price of $1.375 and expire on August 13, 2001, 15,000 have an exercise price of $2.875 and expire on December 17, 1998, and 1,250 have an exercise price of $5.75 and expire on December 17, 1999. Excludes 18,750 shares subject to non-qualified stock options which are not presently exercisable. Of such options, 15,000 have an exercise price of $2.875 and expire on December 17, 1998 and 3,750 have an exercise price of $5.75 and expire on December 17, 1999.
 (5) Includes 41,125 shares subject to non-qualified stock options which are presently exercisable. Of such options, 25,000 have an exercise price of $1.375 and expire on August 13, 2001, 15,000 have an exercise price of $2.875 and expire on December 17, 1998, and 1,250 have an exercise price of $5.75 and expire on December 17, 1999. Excludes 18,750 shares subject to non-qualified stock options which are not presently exercisable. Of such options 15,000 have an exercise price of $2.875 and expire on December 17, 1998 and 3,750 have an exercise price of $5.75 and expire on December 17, 1999.
 (6) Includes 3,250 shares subject to non-qualified stock options which are presently exercisable. Of such options, 2,000 have an exercise price of $2.875 and expire on December 17, 1998 and 1,250 have an exercise price of $5.75 and expire on December 17, 1999. Excludes 18,750 shares subject to non-qualified stock options which are not presently exercisable. Of such options, 15,000 have an exercise price of $2.875 and expire on December 17, 1998 and 3,750 have an exercise price of $5.75 and expire on December 17, 1999.
 (7) Includes 8,750 shares subject to non-qualified stock options which are presently exercisable. Of such options, 7,500 have an exercise price of $2.875 and expire on December 17, 1998 and 1,250 have an exercise price of $5.75 and expire on December 17, 1999. Excludes 11,250 shares subject to non-qualified stock options which are not presently exercisable. Of such options, 7,500 have an exercise price of $2.875 and expire on December 17, 1998 and 3,750 have an exercise price of $5.75 and expire on December 17, 1999.
 (8) Includes 2,188 shares subject to non-qualified stock options which are presently exercisable. Of such options 1,875 have an exercise price of $2.875 and expire on December 17, 1998 and 313 have an exercise price of $5.75 and expire on December 17, 1999. Excludes 18,750 shares subject to non-qualified stock options which are not presently exercisable. Of such options, 15,000 have an exercise price of $2.875 and expire on December 17, 1998 and 3,750 have an exercise price of $5.75 and expire on December 17, 1999.
 (9) Includes 16,687 shares subject to incentive stock options which are presently exercisable. Of such options, 5,000 have an exercise price of $2.875 and expire on December 17, 1998, 10,937 have an exercise price of $2.6875 and expire on April 8, 1999, and 750 have an exercise price of $5.75 and expire on February 22, 2000. Excludes 22,313 shares subject to incentive stock options which are not presently exercisable. Of such options, 5,000 have an exercise price of $2.875 and expire on December 17, 1998, 14,063 have an exercise price of $2.6875 and expire on April 8, 1999, and 3,250 have an exercise price of $5.75 and expire on February 22, 2000.
(10) Includes 32,187 shares subject to incentive stock options which are presently exercisable. Of such options, 15,000 have an exercise price of $1.4375 and expire on August 17, 2003, 15,312 have an exercise price of $2.6875 and expire on April 8, 1999, and 1,875 have an exercise price of $5.75 and expire on February 22, 2000. Excludes 45,313 shares subject to incentive stock options which are not presently exercisable. Of such options 17,500 have an exercise price of $1.4375 and expire on August 17, 2003, 19,688 have an exercise price of $2.6875 and expire on April 8, 1999, and 8,125 have an exercise price of $5.75 and expire on February 22, 2000.
(11) Includes 6,575 shares subject to incentive stock options which are presently exercisable. Of such options, 4,700 have an exercise price of $2.875 and expire on December 17, 1998 and 1,875 have an exercise price of $5.75 and expire on February 22, 2000. Excludes 20,625 shares subject to incentive stock options which are not presently exercisable. Of such options, 12,500 have an exercise price of $2.875 and expire on December 17, 1998 and 8,125 have an exercise price of $5.75 and expire on February 22, 2000.
(12) Includes 64,375 shares subject to incentive stock options which are presently exercisable. Of such options, 45,000 have an exercise price of $1.25 and expire on April 26, 1999, 5,000 have an exercise price of $0.75 and expire on September 7, 2000, 12,500 have an exercise price of $2.875 and expire on December 17, 1998, and 1,875 have an exercise price of $5.75 and expire on February 22, 2000. Excludes 20,625 shares subject to incentive stock options which are not presently exercisable. Of such options, 12,500 have an exercise price of $2.875 and expire on December 17, 1998 and 8,125 have an exercise price of $5.75 and expire on February 22, 2000.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company has nominated and recommends for election as Directors the following seven persons to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and shall qualify. All of the seven nominees are presently Directors of the Company. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. In the event that a nominee for Director is proposed at the Annual Meeting, the enclosed proxy may be voted in favor of or against such nominee or any other nominee proposed by the Board of Directors. Directors shall be elected by a plurality of the votes cast at the Annual Meeting.

  The table below indicates the principal occupation, position with the Company and age of each nominee for Director.

                     NAME, PRINCIPAL OCCUPATION                        DIRECTOR
                     AND POSITION WITH COMPANY                     AGE  SINCE
                     --------------------------                    --- --------
   GARLAND S. WHITE                                                 67   1962
    Chairman of the Board of the Company
   SIDNEY E. WING                                                   64   1988
    President and Chief Executive Officer of the Company
   DANN V. ANGELOFF                                                 60   1993
    President of The Angeloff Company and Director of the Company
   RICHARD A. FOSTER                                                60   1990
    Business Consultant and Director of the Company
   BURTON L. KAPLAN                                                 67   1982
    Business Consultant and Director of the Company
   RICHARD W. MUCHMORE                                              76   1967
    Business Consultant and Director of the Company
   KENNETH K. ZEIGER                                                63   1986
    Business Consultant and Director of the Company

  Mr. White has held his present position of Chairman of the Board of Directors since March 10, 1986. Mr. White is also the President of GW Products Management, a sole-proprietorship founded in 1990. Mr. White was Chief Executive Officer of the Company for more than five years until September 1988. Mr. White was President of the Company for more than five years until August 1986 and then became President again from January 1988 to September 1988.

  Mr. Wing was appointed to his present position in September 1988. From September 1986 to September 1988, he was President and Chief Operating Officer of Resdel Engineering in Arcadia, California. Prior to this time for more than five years, he was Vice President of Business Development with Interstate Electronics in Anaheim, California. Mr. Wing is a director of Hi Shear Technology Corp.

  Mr. Angeloff became a director of the Company in May 1993. Since 1976, he has been the president of The Angeloff Company, a corporate financial advisory firm founded by Mr. Angeloff. Mr. Angeloff is also a director of Nicholas/Applegate Growth Equity Fund, Nicholas/Applegate Investment Trust, Seda Specialty Packaging, Storage Equities, Inc. and Storage Properties, Inc.

  Mr. Foster has been an independent business consultant since August 1991. For more than five years prior to that time he was President of Interstate Electronics Corporation, Anaheim, California. Mr. Foster was appointed as a director of the Company in December 1990.

  Mr. Kaplan became a director of the Company in 1982. From July 1975 until his retirement on February 28, 1986, Mr. Kaplan was President and Chief Operating Officer of Burtree, Inc., Van Nuys, California, a privately-held manufacturer of precision machined and sheet metal fabricated components for electronics and hydraulics industries. Since February 28, 1986, Mr. Kaplan has been a business consultant.

  Mr. Muchmore became a director of the Company in 1967. From February 1957 to March 1974, Mr. Muchmore was a Vice President and a Director of Raychem Corporation, engaged in the electronics component manufacturing business located in Menlo Park, California. Mr. Muchmore has been an independent business consultant since March 1974. Mr. Muchmore resigned as Chairman of the Board of Directors on March 10, 1986 while remaining on the Board of Directors.

  Mr. Zeiger has been a director of the Company since 1986. From March 1988 to March 1991, he was President, Chief Operating Officer and a Director of AVW Electronic Systems, Inc. From October 1987 until March 1988 and since March 1991, Mr. Zeiger has been an independent business consultant.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF

  The Board of Directors held six (6) in-person meetings and three (3) telephonic meetings during fiscal 1995. Each person who was a director during fiscal 1995 attended more than 75% of the total number of meetings of the Board, except Richard A. Foster who attended 67% of the meetings.

  The Company has an Audit Committee currently consisting of Richard A. Foster, Chairman, Garland S. White and Dann V. Angeloff. The Audit Committee held one (1) meeting during fiscal 1995 which was attended by all members. The Audit Committee's responsibilities during fiscal 1995 included, among other things, the selection of Ernst & Young as the Company's independent certified public accountants and meetings with Ernst & Young regarding their management letters and the fiscal 1995 audit.

  The Board of Directors has a Compensation and Stock Option Committee consisting of Richard W. Muchmore, Chairman, Richard A. Foster and Kenneth K. Zeiger. The Compensation and Stock Option Committee held two (2) meetings during fiscal 1995 which were attended by all members. The functions of the Compensation and Stock Option Committee are to establish compensation for all executive officers of the Company and to administer the Company's stock option plans.

  The Board of Directors has a Nominating Committee consisting of Kenneth K. Zeiger, Chairman, and Sidney E. Wing. The Nominating Committee held no meetings during fiscal 1995. The Nominating Committee seeks out, evaluates and recommends to the Board of Directors qualified nominees for election as directors of the Company and considers other matters pertaining to the size and composition of the Board. The Nominating Committee will give appropriate consideration to qualified persons recommended by stockholders for nomination as directors provided that such recommendations are accompanied by information sufficient to enable the Nominating Committee to evaluate the qualifications of the nominee.

COMPENSATION OF BOARD OF DIRECTORS

  Mr. White receives an annual retainer of $15,000 plus a monthly retainer fee of $1,000 for services as Chairman of the Board of Directors. He receives no other fees for Board or Committee meetings. From November 1994 to February 1995, Mr. Angeloff received a $3,000 monthly retainer for service on the Board of Directors and for providing financial advisory and consulting services to the Company. In February 1995, the Board approved a new consulting agreement with Mr. Angeloff under which the monthly retainer was increased to $6,000. In addition, the agreement provides that if Mr. Angeloff's services are requested on a capital raising or merger/acquisition assignment the Company will pay Mr. Angeloff additional monthly retainers of $10,000 and $7,500, respectively, for a minimum two month term. In fiscal 1995, Mr. Angeloff received an aggregate of $128,000 in consulting fees under his consulting agreement, including $50,000 in monthly retainers for capital raising activities and $15,000 in monthly retainers for merger/acquisition activities. Mr. Angeloff received no other fees for Board or Committee meetings. All other directors receive an annual retainer fee of $7,500 for services as directors. In addition, they receive $800 for each in-person Board meeting and Committee meeting, together with reimbursement of out-of-pocket expenses. The Committee chairmen receive $1,600 per in-person Committee meeting.

                            EXECUTIVE COMPENSATION

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Company's Compensation and Stock Option Committee (the "Committee") is composed entirely of independent outside members of the Company's Board of Directors. The Committee reviews and approves each of the elements of the executive compensation program of the Company and continually assesses the effectiveness and competitiveness of the program. In addition, the Committee administers the stock option program and other key provisions of the executive compensation program and reviews with the Board of Directors all aspects of compensation for the Company's executives.

COMPENSATION PHILOSOPHY

  The goals of the Company's executive compensation program are to reward the achievement of the Company's strategic goals and the creation of stockholder value. The Company positions base salaries slightly below competitive levels; however, the annual bonus is positioned to reward above competitive levels for exceptional performance relative to the Company's peers. The Company also believes in providing rewards for the creation of stockholder value through the use of stock options. The Company and the Committee believe this philosophy will motivate the executives and, thereby, reinforce the accomplishment of the Company's strategic and financial goals. The Committee retains the consulting services of Compensation Resource Group, Inc. to assist in determining competitive compensation in the industry and to recommend executive compensation strategy.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

 Base Salaries

  The Company's salary levels for executive officers are set at a rate slightly below the median level of other high technology companies of similar revenues, considering the experience, achievements and contributions of the employees. Salary increases are designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive.

  In March 1994, all employees' salaries were reduced 4% to 10% in order to conserve cash while the Company focused on the development of commercial printer products. Mr. Sidney E. Wing and the other Named Executive Officers (as defined on page 12) all received a 10% reduction in their base salary level. Based upon the Company's achievement of operating income for fiscal 1994, in November 1994, all salaries were returned to the March 1994 levels and in December 1994 a portion of the salary reduction was returned to the employees from a pool generated by the Company's fiscal 1994 profits.

 Fiscal 1995 Interim Bonus Plan

  In May 1995, the Board of Directors adopted an interim bonus plan linked to the fiscal year 1995 performance of the Company's Defense Business Unit. All employees, including the Named Executive Officers, were eligible to receive bonuses under this plan (except for certain engineering personnel working under a separate bonus plan). Based on the Defense Business Unit's level of operating income in fiscal 1995, the maximum amount available under such plan was paid in December 1995 to all participants, in an amount representing approximately 1% of each such employee's annual salary/wages.

 Annual Incentive Plan

  In fiscal 1995, the Company did not establish an annual incentive plan, except for the interim bonus plan described above.

 Long-Term Incentives

  The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at the peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans are made in consideration of awards to officers within the peer companies and an assessment of the executive's tenure, responsibilities and current stock and option holdings.

 CEO Compensation

  The Committee is responsible for recommending the compensation of the CEO and such compensation is determined in the same manner as the compensation of the other officers of the Company.

  As noted above, in March 1994 all employees' salaries, including Mr. Wing's, were reduced 4% to 10%. In November 1994, Mr. Wing's annual salary was raised from $156,499 to his "pre-reduction" level of $173,888. In addition, Mr. Wing's share of the 1995 interim bonus plan was $2,454, which was paid to him in December 1995.

  In September 1995, in view of the significant progress the Company had achieved in fiscal 1995 in developing its CYMax(R) 3240 commercial color printer products, in obtaining strategic partners for the distribution and service of the CYMax products, and in successfully completing its 2,300,000 share Common Stock offering in June 1995, resulting in net proceeds of approximately $16.6 million to the Company, the Committee raised Mr. Wing's salary to $200,000 per year.

 Section 162(m) Compliance

  The Company does not presently anticipate any of the Named Executive Officers to exceed the million dollar non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary. It is the Company's intent to bring the stock option program into compliance with Section 162(m), if necessary, to insure that stock option grants are excluded from the compensation calculation for the purposes of Section 162(m).

    Compensation and Stock Option Committee

    Richard W. Muchmore
    Richard A. Foster
    Kenneth K. Zeiger

    December 14, 1995

  The following table shows, for fiscal years 1993, 1994 and 1995, the compensation earned by the Chief Executive Officer and the four most highly compensated executive officers of the Company (the "Named Executive Officers") in fiscal 1995:

                          SUMMARY COMPENSATION TABLE

                                                              LONG TERM COMPENSATION
                                                           -----------------------------
                                  ANNUAL COMPENSATION            AWARDS         PAYOUTS
                              ---------------------------  ------------------- ---------
                                                                                 LONG-     ALL
                                                  OTHER                NUMBER    TERM     OTHER
                                                  ANNUAL   RESTRICTED    OF    INCENTIVE COMPEN-
NAME AND  PRINCIPAL                               COMPEN-    STOCK    OPTIONS/   PLAN    SATION
    POSITION(S)          YEAR SALARY($) BONUS($) SATION(1)   AWARDS   SARS (#)  PAYOUTS  ($)(2)
-------------------      ---- --------- -------- --------  ---------- -------- --------- -------
Sidney E. Wing,          1995 $178,240  $ 2,454    $--        $0       20,000     $0     $    0
 President and Chief     1994 $163,846  $     0     --        $0            0     $0     $    0
 Executive Officer       1993 $165,864  $17,930     --        $0       50,000     $0     $1,134

Carl C. Stella,          1995 $127,011  $ 1,816    $--        $0       10,000     $0     $    0
 Senior Vice President   1994 $119,811  $     0     --        $0       25,000     $0     $    0
                         1993 $126,029  $11,490     --        $0            0     $0     $1,134

Harry P. Alteri,         1995 $126,138  $ 1,784    $--        $0        4,000     $0     $    0
 Vice President          1994 $117,311  $     0     --        $0       35,000     $0     $    0
                         1993 $122,653  $ 8,857     --        $0            0     $0     $1,134

Ronald N. Iverson,       1995 $124,516  $ 1,761    $--        $0       10,000     $0     $    0
 Vice President          1994 $117,420  $     0     --        $0       35,000     $0     $    0
                         1993 $ 36,928  $     0     --        $0       40,000     $0     $    0
John J. Van Buren,
 Senior Vice President,  1995 $122,436  $ 1,732    $--        $0       10,000     $0     $    0
 Chief Financial Offi-   1994 $114,278  $     0     --        $0       25,000     $0     $    0
 cer                     1993 $119,662  $10,959     --        $0            0     $0     $1,134

--------
(1) Perquisites to each officer did not exceed the lesser of $50,000 or 10% of the total salary and bonus for such officer.
(2) Company matching contributions to the Company's 401(k) plan.

  The following table sets forth information regarding the grant of stock options during fiscal 1995 to the Named Executive Officers:

                         OPTION GRANTS IN FISCAL 1995

                                                                               POTENTIAL
                                                                              REALIZABLE
                                                                               VALUE AT
                                                                            ASSUMED ANNUAL
                                          INDIVIDUAL GRANTS                 RATES OF STOCK
                         --------------------------------------------------     PRICE
                                     PERCENT OF                              APPRECIATION
                                   TOTAL OPTIONS                              FOR OPTION
                         NUMBER OF   GRANTED TO                                 TERM(3)
                          OPTIONS   EMPLOYEES IN  EXERCISE PRICE EXPIRATION ---------------
          NAME            GRANTED  FISCAL 1995(1)   PER SHARE     DATE(2)     5%      10%
          ----           --------- -------------- -------------- ---------- ------- -------
Sidney E. Wing..........  20,000       13.99%         $5.75       2/22/00   $31,800 $70,200
Carl C. Stella..........  10,000        6.99%         $5.75       2/22/00   $15,900 $35,100
Harry P. Alteri.........   4,000        2.80%         $5.75       2/22/00   $ 6,360 $14,040
Ronald N. Iverson.......  10,000        6.99%         $5.75       2/22/00   $15,900 $35,100
John J. Van Buren.......  10,000        6.99%         $5.75       2/22/00   $15,900 $35,100

--------
(1) No stock appreciation rights were granted to any of the Named Executive Officers or other Company employees in fiscal 1995.
(2) The options become exercisable equally over 16 quarters from the date of grant and expire five years from the date of grant.
(3) The dollar amounts under these columns are the result of calculations at the assumed compounded market appreciation rates of 5% and 10% as required by the Securities and Exchange Commission over a five-year term and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price.

  The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 1995 and unexercised options held as of October 29, 1995.

                        OPTION EXERCISES IN FISCAL 1995
                      AND OCTOBER 29, 1995 OPTION VALUES

                                                NUMBER OF         VALUE OF
                                               UNEXERCISED      UNEXERCISED
                                                OPTIONS AT      IN-THE-MONEY
                                               OCTOBER 29,       OPTIONS AT
                                                   1995       OCTOBER 29, 1995
                        NUMBER OF             -------------- ------------------
                     SHARES ACQUIRED  VALUE    EXERCISABLE/     EXERCISABLE/
        NAME           ON EXERCISE   REALIZED UNEXERCISABLE    UNEXERCISABLE
        ----         --------------- -------- -------------  ------------------
Sidney E. Wing......          0      $      0 177,500/42,500 $1,358,750/211,250
Carl C. Stella......     67,800      $526,975   4,387/22,813 $   22,813/120,277
Harry P. Alteri.....     15,000      $142,500  14,250/24,750 $   91,164/150,648
Ronald N. Iverson...      7,500      $ 44,094  26,875/50,625 $  188,164/330,430
John J. Van Buren...     20,000      $ 87,500  67,187/22,813 $  516,598/120,277

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

  In November 1994, the Company established a Supplemental Executive Retirement Plan ("SERP"), a defined benefit pension plan covering Messrs. Wing, Horwitz, Stella and Van Buren. The SERP provides that upon a participant's retirement from the Company, the participant will receive an annual benefit payment for fifteen years. The annual benefit amount is generally equal to 50% of the participant's average annual compensation for the five years preceding retirement, reduced by the participant's annual Social Security benefit. Participants may also elect to receive a lump-sum payment equal to 90% of the net present value of the aggregate benefit amount. The SERP also provides for early retirement and death benefit payments under certain circumstances. Participants vest in their benefits 20% after one year of credited service and an additional 5% each quarter thereafter, with benefits being fully vested after five years of credited service. Credited service is measured from November 1, 1994. Based upon each participant's fiscal 1995 compensation, and assuming full vesting, the annual benefit payable under the SERP to Messrs. Wing, Stella, Van Buren and Horwitz upon retirement would be approximately $86,200, $58,400, $54,100 and $56,300, respectively.

PERFORMANCE GRAPH

                COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN OF
                 THE COMPANY, INDUSTRY GROUP 357-COMPUTER AND
                 OFFICE EQUIPMENT INDEX AND THE S&P 500 INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           DATAMETRICS    INDUSTRY      BROAD
(Fiscal Year Covered)        CP             INDEX         MARKET
-------------------          ----------     ---------     ----------
Measurement Pt-12/31/90      $  100          $100         $100
FYE 12/31/91                 $  285.71       $167.44      $133.51
FYE 12/31/92                 $  242.86       $220.60      $146.83
FYE 12/31/93                 $  742.86       $326.03      $168.78
FYE 12/31/94                 $1,128.57       $370.62      $175.31
FYE 12/31/95                 $2,114.29       $682.06      $221.67

  The above graph compares the performance of Datametrics Corporation Common Stock with that of the Standard & Poors 500 Index and the Industry Group 357-- Computer and Office Equipment Index, which is a published industry group index.

                             CERTAIN TRANSACTIONS

  The Company, through the Compensation and Stock Option Committee of the Board of Directors, has an agreement with Mr. Wing whereby Mr. Wing will receive certain salary continuation payments in the event of an acquisition or merger involving the Company which results in him not being offered by the acquiring party continued employment at his past compensation level. The agreement provides that if such an acquisition or merger occurs, Mr. Wing will retain a six-month salary continuation and option vesting period in the event of a qualifying acquisition or merger. If Mr. Wing accepts other employment during any salary continuation period, his compensation in his new position will reduce salary continuation payments to be made to him under the agreement.

  On October 18, 1989, the Company and Mr. White entered into a Deferred Compensation Agreement which provides that the Company shall pay Mr. White deferred compensation benefits of $5,000 per month for five years commencing May 1, 1990 and $2,500 per month for the following five years.

  The Company has entered into a Consulting Agreement with Mr. Angeloff, a Board Member, pursuant to which Mr. Angeloff provides financial advisory and consulting services to the Company. The Company paid Mr. Angeloff an aggregate of $128,000 in consulting fees under such agreement in fiscal 1995. Mr. Angeloff receives no other fees for his services as a Director of the Company. For a description of this consulting agreement, see "Election of Directors-- Compensation of Board of Directors" elsewhere in this Proxy Statement.

  The Company currently uses the services of a travel agency owned by Mr. Zeiger, a Board member. The Company believes that it obtains travel services from this agency of a similar type and on similar terms to that available from unaffiliated agencies.

              AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

  The Company's Restated Certificate of Incorporation currently authorizes it to issue 15,000,000 shares of Common Stock and 5,000,000 of preferred stock. As of December 15, 1995, the Company had 12,050,954 shares of Common Stock issued and outstanding, 1,258,422 shares reserved for issuance upon the exercise of stock options granted under its various stock option plans, and 200,000 shares reserved for issuance upon the exercise of warrants granted in connection with the Company's public offering of Common Stock in June 1995. In light of the Board's adoption, subject to stockholder approval, of the 1995 Stock Option Plan, which requires the Company to reserve 700,000 shares of Common Stock for issuance under such plan, and the Employee Qualified Stock Purchase Plan, which requires the Company to reserve 200,000 shares of Common Stock for issuance under such plan, the Board believes that the Company's authorized but unissued Common Stock should be increased. As a result, the Board has approved an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") that would increase the number of authorized shares of Common Stock from 15,000,000 to 20,000,000. The Amendment will make no change in the number of authorized shares of preferred stock.

  STOCKHOLDER APPROVAL OF THE AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT.

  If adopted, the Amendment would cause the first paragraph of the Article numbered "FOURTH" of the Company's Restated Certificate of Incorporation to read as follows:

    "FOURTH: The Corporation is authorized to issue two classes of shares of capital stock to be designated respectively, "Preferred Stock" and "Common Stock." The total number of shares which the Corporation is authorized to issue is twenty-five million (25,000,000). Five million (5,000,000) shares shall be Preferred Stock and twenty million (20,000,000) shall be Common Stock. The Preferred Stock and the Common Stock shall each have a par value of $.01. The aggregate par value of all shares of Preferred Stock is $50,000 and the aggregate par value of all shares of Common Stock is $200,000."

  The proposed increase in the number of authorized shares of Common Stock would provide Common Stock for possible future stock splits or stock dividends, possible future stock option or benefit plans, or for any other appropriate corporate purpose as the Board of Directors may deem advisable. The proposed increase in authorized shares of Common Stock also would allow for prompt issuance of Common Stock in the future in the event attractive opportunities are presented for the acquisition of other companies. At this time, the Company has no agreements or understandings to make any such acquisitions, nor does it contemplate any.

  The proposed increase in authorized shares of Common Stock is not the result of knowledge by management of any specific effort by any person or group to obtain control of the Company, and the Company has no present intention of issuing additional shares to discourage any such effort. Nonetheless, authorized but unissued shares of Common Stock, as well as of preferred stock, could be issued in the future by the Board of Directors in ways that would make more difficult a change in control of the Company, for instance, through a private sale diluting the stock ownership of the person seeking to gain control of the Company. Any such action could have the effect of deterring an offer for the Company's outstanding Common Stock at a substantial premium over the then current stock market price of the securities, even if such an offer were favored by a majority of the Company's stockholders who were not affiliates of the Company.

  Under the Company's Restated Certificate of Incorporation, no stockholder is entitled to preemptive rights in respect of any future issuances of capital stock. In addition, the Company does not presently contemplate seeking stockholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law, a regulatory authority or a third party, such as its obligation under the terms of the listing of the Common Stock on The American Stock Exchange to obtain stockholder approval for certain stock issuances.

                          THE 1995 STOCK OPTION PLAN

  The Company utilizes stock options to provide additional incentives to selected key employees of the Company and its subsidiaries and to certain other persons with whom the Company maintains a business relationship. Because the number of shares then remaining available for options to be granted under existing stock option plans was insufficient to allow the Company to continue to make substantial use of options as incentives in order to retain and attract high caliber employees, the Company's Board of Directors adopted the 1995 Stock Option Plan (the "Plan") and is submitting it to the stockholders for their approval at the Annual Meeting.

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN.

  The full text of the Plan is set forth as Appendix "I" to this Proxy Statement. The following summary of the Plan is qualified by this reference to that text.

  The Plan authorizes the granting of incentive stock options and non-qualified stock options. The Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the Code. Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options under the Plan will be used for general corporate purposes.

SECURITIES SUBJECT TO THE PLAN

  Seven hundred thousand (700,000) shares of the Company's $.01 par value Common Stock may be issued upon exercise of options. The number of shares available for grant under the Plan is subject to adjustment in certain circumstances, including stock dividends, stock splits, reorganizations, reclassifications or recapitalizations of Common Stock. If an option expires or is cancelled without having been fully exercised, the number of shares as to which such option was not exercised prior to its expiration or cancellation may again be optioned under the Plan.

  There is no limit on the number of shares that may be optioned to any participating employee, except that no employee may be granted an option intended to qualify for the special federal tax treatment of incentive stock options described below if the aggregate market value of the shares optioned to that employee which may by their terms first become exercisable during any calendar year under all such incentive stock options would, as of the respective option granting dates, exceed $100,000. The Named Executive Officers named above under "Executive Compensation" are among those eligible to participate in the Plan.

ADMINISTRATION OF THE PLAN

  Under the Plan, options may be granted to those present and future employees (including officers) of the Company, of a parent or subsidiary of the Company or any other person (other than a director) maintaining a business relationship with the Company selected by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). The Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom must be a "disinterested person" as defined by Rule 16b-3. The Committee is authorized to interpret the Plan and the options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Plan provides that the Committee may designate whether options granted will be incentive stock options or non-qualified stock options.

  The Committee may alter, amend, suspend or terminate the Plan, provided that no holder of an outstanding option may thereby be deprived of his rights. Moreover, stockholder approval would be required for any amendment to the Plan that would increase the total number of shares reserved for purposes of the Plan (except under the adjustment provisions mentioned above), reduce the minimum option price, extend the termination date of the Plan, or alter the class of persons eligible to participate in the Plan.

OPTIONS GRANTED PURSUANT TO THE PLAN

  The Committee has granted a total of 441,700 options pursuant to the Plan to eligible participants at exercise prices of $7.875 and $8.25 per share, subject to stockholder approval of the Plan. The Committee has granted 100,000, 42,500, 10,000, 47,500, and 37,500 options under the Plan to Messrs.
Wing, Stella, Alteri, Iverson, and Van Buren, respectively. All current executive officers as a group, including the Named Executive Officers listed above, have been granted an aggregate of 320,000 options under the Plan. The Committee has granted an aggregate of 76,700 options under the Plan to other employees who are not executive officers of the Company. In addition, the Committee has granted a total of 45,000 options under the Plan to certain non-employee individuals who maintain a business relationship with the Company. No options were granted under this Plan to any non-employee director or nominee for election as director.

EXERCISE OF OPTIONS

  The purchase price which must be paid for stock on exercise of an option granted under the Plan will be fixed by the Committee when the option is granted, but such price may not be less than 100% of the fair market value of the stock on the date the option is granted. In the case of an incentive stock option, the price of shares of Common Stock granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary or any parent corporation, must be at least 110% of the fair market value (as defined in the Plan) of the shares of Common Stock on the date such option is granted. The closing price of the Company's Common Stock reported by the American Stock Exchange on December 14, 1995 was $7.875. Payment for stock upon exercise of an option must be in cash, except that with the consent of the Committee, payment for optioned shares may be made wholly or partially with shares of the Company's Common Stock owned by the optionee or shares of the Company's Common Stock issuable upon exercise of the option, in lieu of cash, valuing such shares on the basis of market value on the date of exercise of the option.

  An option granted under the Plan must be exercised during such term as will be fixed by the Committee, but not later than five years after the date upon which the option was granted. Generally, no option will be exercisable during the first year after such option is granted. The Committee will provide in each Stock Option Agreement the date on which such option expires and becomes unexercisable, and the Committee is authorized to provide that the option expires immediately upon the Termination of Relationship (as defined in the Plan) between the Company and the individual. No portion of an option that is unexercisable at termination of employment may thereafter become exercisable. Options are nontransferable except upon death or pursuant to a qualified domestic relations order, and can be exercised during the optionee's lifetime only by him.

  The Committee may, on such terms and conditions as it deems appropriate, provide by the terms of any option that, upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, such option shall be unexercisable, and if the Committee so provides, it may also provide that, for some period of time prior to such event, such option shall be exercisable as to all shares covered thereby.

COMPLIANCE WITH SECURITIES LAWS

  Employees, officers and directors who are "affiliates" of the Company within the meaning of the rules and regulations under the Act may not offer or sell the shares of Common Stock they acquire upon exercise of options under the Plan unless such offers and sales are made pursuant to an effective Registration Statement under the Act or pursuant to an appropriate exemption from the registration requirements of the Act or, if available to the selling stockholder, within the limitations and subject to conditions set forth in Rule 144 promulgated under the Act.

  Additionally, under Section 16(b) of the Exchange Act, any person who is a beneficial owner of more than 10% of any class of equity security of the Company, any person who is an officer of the Company for purposes of Section 16 of the Exchange Act, any person who is a director of the Company, and any person performing a similar function, may be liable to the Company for profit realized from any purchase and sale (or any sale and purchase) of any equity security of the Company, occurring within a period of less than six months, irrespective of the intention on the part of such person in entering into the transaction. The exercise of an option acquired under the Plan is not considered a purchase under Section 16 of the Exchange Act, provided such option has been held for a period of at least six months following the date of grant of such option. In determining whether a person is the beneficial owner of any class of Common Stock of the Company, such person may be required to include certain shares of Common Stock issuable upon exercise of options or warrants or upon conversion of convertible securities. The term "equity security" may include rights to acquire capital stock upon exercise of warrants or options or upon conversion of convertible securities, or otherwise.

  The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation, Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

FEDERAL INCOME TAX CONSEQUENCES

  The income tax consequences of the Plan under current federal law are summarized below. The discussion is intended to provide only general information. State and local income tax consequences are not discussed.

  Non-Qualified Stock Options. Holders of non-qualified stock options will not realize income for federal income tax purposes as a result of the grant of the option, but normally will realize compensation income upon exercise of the non-qualified stock option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the aggregate option exercise price paid. The Company (or the corporation that is the employer of the optionee) is entitled to a deduction in the same amount at the time of exercise of the option, provided that the Company (or the corporation that is the employer of the optionee) reports on a timely basis the taxes on the ordinary income realized by an optionee upon the exercise of a non-qualified stock option.

  Optionees who are subject to the short-swing profits restrictions of Section 16(b) of the Exchange Act ("Insiders") may be affected by Section 83(c) of the Code. Section 83(c) provides generally that, unless the Insider otherwise elects, so long as the sale of securities at a profit could subject an Insider to suit under Section 16(b), the imposition and calculation of the tax on any compensation income realized will be deferred until the six-month Section 16(b) period expires. Amendments to the rules under Section 16 of the Exchange Act, effective May 1, 1991, provide that option exercises will not constitute "purchases" for Section 16(b) purposes. As a result, Section 83(c) will no longer apply to option exercises (provided the option has been held for six months or more) and Insiders will be taxed on the difference between the option exercise price and the fair market value of the stock at the date of exercise.

  Pursuant to the Plan, a holder of non-qualified stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. The tax consequences resulting from the exercise of non-qualified stock options through the delivery of already-owned shares are not completely certain. The Internal Revenue Service in a published ruling has taken the position that the tax consequences of exercising options with shares of the Company's Common Stock must be determined separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as compensation income). Specifically, to the extent the number of shares of the Company's Common Stock acquired upon exercise of the options equals the number of shares of Common Stock delivered, the optionee will not recognize gain and the optionee's basis in the Common Stock acquired upon such exercise will equal the optionee's basis in the surrendered shares of the Common Stock. Any additional shares of the Common Stock acquired upon such exercise will result in compensation income to the optionee in an amount equal to their then fair market value and, accordingly, the basis in such additional shares of the Common Stock will be their fair market value.

  A holder exercising a non-qualified stock option may elect to pay amounts required to be withheld under Federal, state or local law in connection with the exercise of the option by having a portion of the shares purchased upon exercise retained by the Company. The shares of stock retained will be treated as sold to the Company and the holder generally will not realize a gain on the sale, unless the option is exercised through the delivery of already-owned shares. If the option is exercised through the delivery of already-owned shares, the holder may realize gain on the shares of stock retained by the Company to the extent the fair market value of the shares retained on the date of exercise of the option exceeds the holder's basis in such shares.

  Also, a holder exercising a non-qualified stock option may elect to pay for the shares of stock purchased upon exercise and all applicable withholding taxes by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The holder will realize additional gain or loss on the sale of the shares of stock by the holder's broker based on the difference between the fair market value of the shares of stock on the exercise date and the sale price.

  Incentive Stock Options. Holders of incentive stock options will not realize income for federal income tax purposes upon either the grant of the option or its exercise. However, the amount by which the fair market value of the shares purchased upon exercise of the option exceeds the option price will be an "item of adjustment" for purposes of alternative minimum tax. Upon the sale or other taxable disposition of the shares purchased upon exercise of the option, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of the shares has taken place within either (i) two years from the date of grant of the option or (ii) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of such one-year or two-year periods, the difference between the option price and the fair market value of the shares on the date on which the option is exercised will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If there is a disposition of the shares before the expiration of such one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares received upon exercise of the option.

  As with non-qualified stock options, a holder of incentive stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. Although the analysis in this paragraph is under study by the Internal Revenue Service, pursuant to Proposed Treasury Regulation Section 1.422A-2, the tax consequences of exercising incentive stock options with shares of the Company's Common Stock must be analyzed separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as an incentive stock option transaction). Specifically, the optionee's basis in the Company's Common Stock acquired upon such exercise, to the extent of the number of shares delivered, is equal to his or her basis in the surrendered shares. The optionee's basis in any additional shares of Common Stock acquired upon such exercise is zero. If an optionee delivers Common Stock acquired by the exercise of incentive stock options to acquire other Common Stock in connection with the exercise of incentive stock options, such optionee will recognize compensation income on the transaction if the delivered Common Stock has not been held for the required one-year or two-year holding period. In addition, any sale or other disposition of Common Stock acquired by exercising the incentive stock options through delivery of the Company's Common Stock, within the one-year or two-year period, will be viewed first as a disposition of Common Stock with the zero basis.

  A holder exercising an incentive stock option may elect to pay for the shares of stock purchased upon exercise by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The sale of the shares of stock by the holder's broker will be a disposition of the shares before the end of the one-year or two-year holding period. As a result, the difference between the option price of the shares of stock sold by the broker and the fair market value of the shares of stock, determined on the date on which the option is exercised, will be taxed as ordinary income; the balance of any gain will be taxed as capital gain. If the amount realized on the sale of the stock sold by the broker is less than the fair market value of the shares on the date of exercise, the holder's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction to the extent the holder has ordinary income upon the sale of the shares of stock sold by the holder's broker.

TERMINATION OF THE PLAN

  The Plan will terminate December 14, 2005, after which date no further options may be granted thereunder.

                    EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

  The Board of Directors has adopted, subject to stockholder approval, the Company's Employee Qualified Stock Purchase Plan (the "Q.S.P. Plan"). The stockholders are asked to approve the adoption of the Q.S.P. Plan. In general, the Q.S.P. Plan authorizes employees of the Company and its subsidiaries to purchase shares of the Company's Common Stock, through certain payroll deductions, at a purchase price of 85% of the fair market value of such shares. The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the Q.S.P. Plan because the ability to sell shares of the Company's Common Stock to employees at a discount from the then current market price and without commissions and other charges will assist the Company in attracting and retaining experienced and capable persons who can make significant contributions to the further growth and success of the Company. Moreover, the Board of Directors believes that offering the employees of the Company and its subsidiaries the opportunity to become owners of capital stock of the Company will help to align further their interests with those of the Company's stockholders generally.

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED FOR APPROVAL OF THE Q.S.P. PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE Q.S.P. PLAN.

  The following is a description of the material provisions of the Q.S.P. Plan. A copy of the proposed Q.S.P. Plan is set forth in Appendix "II" to this Proxy Statement. The summary which follows is not intended to be complete and reference should be made to the Q.S.P. Plan for a complete statement of its terms and provisions.

  The Q.S.P. Plan authorizes the granting of purchase rights ("Options") to eligible employees during the period (the "Offer Period") beginning January 29, 1996 (the "Effective Date") and ending December 31, 1997, pursuant to a plan intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Q.S.P. Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the Code. Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options under the Q.S.P. Plan will be used for general corporate purposes.

SECURITIES SUBJECT TO THE Q.S.P. PURCHASE PLAN

  The Q.S.P. Plan provides that an aggregate of 200,000 shares of the Company's Common Stock may be issued thereunder. The Q.S.P. Plan also provides for appropriate adjustments in the number and kind of shares subject to the plan and to outstanding Options in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock and in the event of a merger, reorganization, consolidation or certain other types of recapitalizations of the Company. The Company, acting through its Chief Executive Officer or his or her delegate, shall make appropriate adjustments to the aggregate number of shares of Common Stock subject to the Q.S.P. Plan, the number of shares of Common Stock subject to outstanding Options and the price per share thereof if there is any merger, consolidation, reorganization, recapitalization, stock dividend (in excess of 2%), stock split or other change in the corporate structure of the Company. If, however, the Company is not the surviving corporation in any such merger or reorganization, every Option under the Q.S.P. Plan shall terminate upon the consummation of such merger or reorganization, unless the surviving corporation shall issue a new Option therefor or assume the Option then existing under the Q.S.P. Plan. Options terminating upon the consummation of a merger or reorganization shall be exercisable prior to or concurrently with such consummation.

ELIGIBILITY TO PARTICIPATE

  Each employee of the Company who has been employed by the Company for not less than 30 days and who is customarily employed by the Company for more than 20 hours per week is eligible to participate in the Q.S.P. Plan. The Company presently has approximately 180 employees who are eligible to participate in the Q.S.P. Plan. Directors who are not employees of the Company are not eligible to participate in the Q.S.P. Plan. The Named Executive Officers named above under "Executive Compensation" are among those eligible to participate in the Q.S.P. Plan.

  No Option may be granted under the Q.S.P. Plan to an employee who immediately after the granting of the Option would own stock (including stock which the individual may purchase under outstanding options) possessing more than 5% of the total voting power or value of all classes of stock of the Company, or any parent or subsidiary corporation. In addition, no employee may be granted an Option which would permit his rights to purchase stock under all Code Section 423 employee stock purchase plans of the Company, or any parent or subsidiary corporation to accrue at a rate which exceeds $25,000 of the fair market value of such stock (as of the time the Option is granted) for each calendar year in which such Option is outstanding.

ELECTION TO PARTICIPATE; GRANT AND EXERCISE OF OPTIONS

  Each eligible employee participates in the Q.S.P. Plan by means of payroll deductions. To start the appropriate deductions, an eligible employee submits a completed and executed Authorization Card to the Company during the three week period prior to the Effective Date or during the two week period commencing one month prior to the first day of any of the next three semi-annual periods ("Semi-Annual Periods of Participation") within the Offer Period and ending two weeks prior to the first day of the Semi-Annual Period of Participation. Once an employee indicates his or her interest in participating in the Q.S.P. Plan, the Company reduces that employee's cash compensation through payroll deductions expressed as a whole percentage of such employee's base pay, not to exceed 10% of base pay, as elected by the employee. Such payroll deductions are contributed to the Company upon the exercise of an employee's Option. Under no circumstances shall an employee receive any interest on payroll deductions credited to his or her account under the Q.S.P. Plan.

  Each employee who is an eligible employee on January 29, 1996 is granted an Option on that date. Each employee who becomes an eligible employee after January 29, 1996 is granted an Option on the first day of the next following Semi-Annual Period of Participation. Subject to limitations contained in the Plan, the date on which an eligible employee is granted an Option is an eligible employee's Entry Date. Each participating employee's Option will be exercised in semi-annual installments on the last day of each Semi-Annual Period of Participation during which the eligible employee is participating in the Q.S.P. Plan. The number of shares of Common Stock subject to each Option shall be equal to the quotient of the total payroll deductions made for the eligible employee during the Semi-Annual Period of Participation divided by the Option Price, excluding fractional shares of Common Stock; provided, however, that the number of shares of Common Stock subject to each Option shall not exceed 10,000 shares.

  Exercise of a semi-annual installment of an Option is automatic unless, at least two weeks prior to the last day of such Semi-Annual Period of Participation, the employee instructs the Company in writing that such Option installment is not to be exercised or the employee files a new Authorization Card reducing his or her percentage of payroll deduction to zero percent (0%). As soon as practicable after receipt of such notice or such Authorization Card, the Company shall pay to such eligible employee in cash in one lump sum the balance of payroll deductions credited to such eligible employee's account under the Q.S.P. Plan, without the payment of any interest thereon. The eligible employee will at that time be deemed to have ceased participating in the Q.S.P. Plan and may only recommence active participation in the Q.S.P. Plan by making a new election to participate in the Q.S.P. Plan. Upon cessation of participation, such eligible employee's payroll deductions shall cease and such eligible employee shall not be eligible to participate in the Q.S.P. Plan during the Semi-Annual Period of Participation which immediately follows the Semi-Annual Period of Participation during which such Employee ceased to participate in the Q.S.P. Plan.

  No fractional shares of stock shall be purchased upon exercise of Option installments, and any funds credited to an employee's account remaining after purchases of whole shares of stock upon exercise of an Option installment shall remain credited to such employee's account and carried forward for purchase of whole shares of stock pursuant to the exercise of an installment of the Option on the last day of the next following Semi-Annual Period of Participation.

OPTION PRICE

  The per share exercise price of each Option shall be an amount equal to the lesser of 85% of the fair market value of a share of Common Stock on the first day of the first Semi-Annual Period of Participation in which the eligible employee began participating in the Q.S.P. Plan or 85% of the fair market value of a share of Common Stock on the date of exercise of an installment of the Option (the "Option Price"). For purposes of the Q.S.P. Plan, the fair market value of the shares of Common Stock on any date is considered to be the closing price of a share of Common Stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or if shares were not traded on such date, then on the next preceding trading day during which a sale occurred. The closing price of the Company's Common Stock reported by the American Stock Exchange on December 14, 1995 was $7.875.

CANCELLATION AND SUBSEQUENT GRANT OF OPTION.

  If the fair market value of a share of the Company's Common Stock on the first day of any Semi-Annual Period of Participation after the Effective Date is lower than the fair market value of a share of Common Stock on the participant's Entry Date into the Q.S.P. Plan, the participant's Option shall be cancelled as of the first day of such Semi-Annual Period of Participation and the participant's purchase rights with respect to any remaining semi-annual installments under such Option shall be immediately extinguished without any further action by the

Company, any subsidiary corporation, or the participant. On the first day of such Semi-Annual Period of Participation in which an Option is cancelled, a new Option will be granted which may thereafter be exercised in successive semi-annual installments on the last day of each Semi-Annual Period of Participation for the duration of the Offer Period. In the event that an Option is cancelled and a new Option granted in its place, the participant's Entry Date for purposes of the provisions of the Q.S.P. Plan shall become the date upon which such new Option is granted. The cancellation and subsequent grant provision applies only in the case of eligible employees who have participated in the Q.S.P. Plan for at least one Semi-Annual Period of Participation.

CESSATION OF PARTICIPATION

  An employee shall cease to participate in the Q.S.P. Plan when (i) the Administrator receives written instructions from the eligible employee to terminate such employee's participation in the Q.S.P. Plan, (ii) the Administrator receives written instructions from the eligible employee to reduce his or her payroll deductions to zero percent (0%), (iii) the Administrator receives written instructions from the eligible employee not to exercise his or her Option installment during any Semi-Annual Period of Participation, (iv) the eligible employee resigns or is discharged from employment by the Company or any subsidiary corporation, or has a leave of absence from the Company or any subsidiary corporation, or (v) the employee dies. As soon as practicable after cessation of participation, all funds credited to such employee's account under the Q.S.P. Plan will be paid to such employee in cash in one lump sum, without payment of any interest thereon.

  An eligible employee shall not be eligible to participate in the Q.S.P. Plan during the Semi-Annual Period of Participation which immediately follows the Semi-Annual Period of Participation during which such employee ceased to participate in the Q.S.P. Plan.

RESTRICTIONS ON TRANSFER

  Options granted under the Q.S.P. Plan are not transferable, other than by will or the laws of descent and distribution. Each director, executive officer or any person who beneficially owns 10% or more of the Company's Common Stock is required under federal securities laws not to sell his or her shares acquired under the Q.S.P. Plan for at least six months following the date on which such shares were acquired.

ADMINISTRATION, AMENDMENT AND TERMINATION OF PLAN

  The Q.S.P. Plan is administered by the Company, acting through its Chief Executive Officer, or his or her delegate (the "Administrator"). All costs of administering the Q.S.P. Plan and of granting and exercising Options under the Q.S.P. Plan are paid by the Company. The Q.S.P. Plan provides for the indemnification of the Administrator for liability, loss, costs, damages, attorneys' fees and other expenses the Administrator may sustain or incur in connection with the administration of the Q.S.P. Plan, except for liability, loss, costs, damages, attorneys' fees and other expenses caused by the negligence of the Administrator or his agent.

  Although the Company expects to continue the Q.S.P. Plan until December 31, 1997 or if earlier, until all shares of the Company's Common Stock reserved for issuance under the Q.S.P. Plan have been so issued, the Company's Board of Directors may terminate the Q.S.P. Plan at any time with respect to any shares not then subject to Options under the Q.S.P. Plan and, except as indicated below, may modify the Q.S.P. Plan from time to time.

  The Board of Directors may not, without prior stockholder approval, amend the Q.S.P. Plan so as to increase the maximum number of shares of Common Stock subject to the Q.S.P. Plan, change the designation or class of employees eligible to receive Options under the Q.S.P. Plan, materially increase the benefits accruing to employees under the Q.S.P. Plan or amend the Q.S.P. Plan in any manner which would cause the Q.S.P. Plan to cease to be an "employee stock purchase plan" under Section 423 of the Code.

FEDERAL INCOME TAX CONSEQUENCES

  The income tax consequences of the Q.S.P. Plan under current federal law are summarized below. The discussion is intended to provide only general information. State and local income tax consequences are not discussed. The Q.S.P. Plan is intended to qualify as an "employee stock purchase plan," as defined in Section 423 of the Code.

  If an Option is granted to an employee under the Q.S.P. Plan, no taxable income will result to such employee on the date the Option is granted or on any date that a semi-annual installment of the Option is exercised. If the employee does not dispose of the shares of Common Stock purchased upon any exercise of the Option within two years after the date on which the Option was granted or within one year after the transfer of the shares of such Common Stock to the employee (the "Holding Period"), or the employee dies while owning the shares, the employee will be taxed in the year in which the shares are disposed of, or the year closing with the employee's death, as follows:

    (a) The employee will be subject to ordinary income tax on an amount equal to the lesser of (i) the excess, if any, of the fair market value of the shares on the date on which they were disposed of over the amount paid for the shares, or (ii) the excess, if any, of the fair market value of the shares on the date the Option was granted over the Option Price; and

    (b) Any further gain realized by the employee on the disposition of the shares (after increasing the basis of these shares by the amount of ordinary income realized as described in (a) above) will be taxed as capital gain.

  If the employee disposes of the shares of Common Stock purchased upon exercise of the Option before the expiration of the Holding Period, the employee will realize ordinary income, reportable for the year of the disposition of such shares, to the extent of the excess of the fair market value of such shares on the date on which the Option was exercised, over the Option price for such shares. Any additional gain realized will be taxable as capital gain. If the Common Stock is disposed of before the expiration of the Holding Period and the amount realized is less than the fair market value of the Common Stock at the time of exercise, the employee will realize (i) ordinary income to the extent of the excess of the fair market value of such Common Stock on the date on which the Option was exercised, over the Option price for such Common Stock and (ii) capital loss to the extent the fair market value of such Common Stock on the exercise date exceeds the amount realized on the sale. If the employee realizes ordinary income as a result of a disposition before the expiration of the Holding Period, the amount of such ordinary income would be deductible by the Company for Federal income tax purposes provided such amount constitutes an ordinary and necessary business expense.

                    RELATIONSHIP WITH INDEPENDENT AUDITORS

  The Company's financial statements for the year ended October 29, 1995 have been examined by Ernst & Young LLP. A representative of Ernst & Young LLP is expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so. The Company's Audit Committee will select independent auditors for the current year sometime after the Annual Meeting.

                             STOCKHOLDER PROPOSALS

  Any proposal of a stockholder of the Company intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Secretary of the Company not later than October 9, 1996 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                            SECTION 16(a) REPORTING

  Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of 10% or more of the Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Common Stock. Based solely on its review of such forms received by it, the Company believes that all filing requirements applicable to its directors, executive officers and beneficial owners of 10% or more of the Common Stock were complied with during fiscal 1995.

                                 OTHER MATTERS

  The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

                         ANNUAL REPORT TO STOCKHOLDERS

  The Company's Annual Report to Stockholders is being mailed with this Proxy Statement to stockholders on or about February 6, 1996. Upon request the Company will furnish the Annual Report to any stockholder.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Kenneth S. Polak, Secretary

Woodland Hills, California

February 6, 1996

                                                                     APPENDIX I

                          THE 1995 STOCK OPTION PLAN
                                      OF
                            DATAMETRICS CORPORATION

  Datametrics Corporation, a corporation organized under the laws of the State of Delaware, hereby adopts The 1995 Stock Option Plan of Datametrics Corporation. The purposes of this Plan are as follows:

    (1) To further the growth, development and financial success of the Company by providing additional incentives to certain key Employees of the Company and its subsidiaries who have been or will be given responsibility for the management or administration of the business affairs of the Company and its subsidiaries, and to certain other persons with whom the Company maintains a business relationship, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

    (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE I

                                  DEFINITIONS

  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1--Board

  "Board" shall mean the Board of Directors of the Company.

SECTION 1.2--Code

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3--Committee

  "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

SECTION 1.4--Company

  "Company" shall mean Datametrics Corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.5--Director

  "Director" shall mean a member of the Board.

SECTION 1.6--Employee

  "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.7--Exchange Act

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.8--Incentive Stock Option

  "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.9--Non-Qualified Option

  "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

SECTION 1.10--Officer

  "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.11--Option

  "Option" shall mean an option to purchase Common Stock of the Company granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.12--Optionee

  "Optionee" shall mean an Employee or other person to whom an Option is granted under the Plan.

SECTION 1.13--Parent Corporation

  "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.14--Plan

  "Plan" shall mean The 1995 Stock Option Plan of Datametrics Corporation.

SECTION 1.15--Rule 16b-3

  "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.16--Secretary

  "Secretary" shall mean the Secretary of the Company.

SECTION 1.17--Securities Act

  "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.18--Subsidiary

  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.19--Termination of Relationship

  "Termination of Relationship" shall mean the time when the employee-employer relationship or other business relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Relationship, including, but not by way of limitation, the question of whether a Termination of Relationship resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Relationship; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Relationship if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II

                            SHARES SUBJECT TO PLAN

SECTION 2.1--Shares Subject to Plan

  The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed seven hundred thousand (700,000).

SECTION 2.2--Unexercised Options

  If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3--Changes in Company's Shares

  In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III

                              GRANTING OF OPTIONS

SECTION 3.1--Eligibility

  Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary or any other person (other than a director) maintaining a business relationship with the Company, a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in
Section 3.2.

SECTION 3.2--Qualification of Incentive Stock Options

  No Incentive Stock Option shall be granted except to Employees and unless such Option, when granted, qualifies as an "incentive stock option" under
Section 422 of the Code.

SECTION 3.3--Granting of Options

  (a) The Committee shall from time to time, in its absolute discretion:

    (i) Determine which Employees are key Employees and select from among the key Employees and other eligible persons (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

    (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees and other eligible persons, and determine whether such Options as are to be granted to Employees are to be Incentive Stock Options or Non-Qualified Options; and

    (iii) Determine the terms and conditions of such Options, consistent with the Plan.

  (b) Upon the selection of an Employee or other eligible person to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or other eligible person that the Employee or other eligible person surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                  ARTICLE IV

                               TERMS OF OPTIONS

SECTION 4.1--Option Agreement

  Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

SECTION 4.2--Option Price

  (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

  (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or
(iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 4.3--Commencement of Exercisability

  (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

  (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

  (c) No portion of an Option which is unexercisable at Termination of Relationship shall thereafter become exercisable.

  (d) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

SECTION 4.4--Expiration of Options

  (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

    (i) The expiration of five years from the date the Option was granted; or

    (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Relationship for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

    (iii) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Relationship for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

    (iv) The expiration of one year from the date of the Optionee's death.

  (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Relationship for any reason.

SECTION 4.5--Consideration

  In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of or in a business relationship with the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or in a business relationship with the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to remove or discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6--Adjustments in Outstanding Options

  In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7--Merger, Consolidation, Acquisition, Liquidation or Dissolution

  Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a),
Section 4.3(b) and/or any installment provisions of such Option.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

SECTION 5.1--Person Eligible to Exercise

  During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2--Partial Exercise

  At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3--Manner of Exercise

  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

    (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

    (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

      (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

      (iii) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i) and (ii); and

    (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer or (ii) subject to the timing requirements of
  Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) at the date of Option exercise, may be used to make all or part of such payment;

    (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

    (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4--Certain Timing Requirements

  Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

SECTION 5.5--Conditions to Issuance of Stock Certificates

  The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

    (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

    (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.6--Rights as Shareholders

  The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.7--Transfer Restrictions

  Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                                ADMINISTRATION

SECTION 6.1--Stock Option Committee

  The Stock Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2--Duties and Powers of Committee

  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

SECTION 6.3--Majority Rule

  The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.4--Compensation; Professional Assistance; Good Faith Actions

  Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII

                               OTHER PROVISIONS

SECTION 7.1--Options Not Transferable

  No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or Title I of the Employee Retirement Income Security Act, and the rules and regulations thereunder).

SECTION 7.2--Amendment, Suspension or Termination of the Plan

  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

    (a) The expiration of ten years from the date the Plan is adopted by the Board; or

    (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

SECTION 7.3--Approval of Plan by Shareholders

  This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

SECTION 7.4--Effect of Plan Upon Other Option and Compensation Plans

  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5--Titles

  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.6--Conformity to Securities Laws

  The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                                                    APPENDIX II

                            DATAMETRICS CORPORATION
                    EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

  Datametrics Corporation, a Delaware corporation (the "Company"), hereby adopts this Employee Qualified Stock Purchase Plan (the "Q.S.P. Plan").

  1. PURPOSE. The purpose of the Q.S.P. Plan is to assist employees of the Company and its Subsidiary Corporations in acquiring stock ownership interests in the Company, pursuant to a plan which qualifies as an "employee stock purchase plan" under Code Section 423. The Q.S.P. Plan is intended to help employees provide for their future security, and to encourage them to remain in the employ of the Company and its Subsidiary Corporations.

  2. DEFINITIONS. Whenever one of the following terms is used in the Q.S.P. Plan with the first letter or letters capitalized, it shall have the following meaning, unless the context clearly indicates to the contrary (such definitions to be equally applicable to the singular and plural forms of the terms defined):

    (a) "Administrator" shall mean the Company, acting through its Chief Executive Officer or his or her delegate.

    (b) "Authorization Card" shall mean the form prescribed by the Administrator, which shall include a form of stock purchase agreement pursuant to which an Eligible Employee shall purchase shares of Stock under the Q.S.P. Plan and a form of payroll deduction authorization pursuant to which such Eligible Employee shall authorize the Company or a Subsidiary Corporation to deduct such Eligible Employee's contributions under the Q.S.P. Plan.

    (c) "Base Pay" shall mean gross pay received by an Employee on each Payday as cash compensation for services to the Company or any Subsidiary Corporation, excluding overtime payments, incentive compensation, bonuses, fringe benefits, expense reimbursements, and other special-payments, except to the extent that the inclusion of any such item is specifically designated by the Administrator.

    (d) "Board of Directors" shall mean the Board of Directors of the Company.

    (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (f) "Company" shall mean Datametrics Corporation, a Delaware corporation.

    (g) "Effective Date" shall mean the first day of the Offer Period which shall be January 29, 1996.

    (h) "Eligible Employee" shall mean any Employee who satisfies the requirements of Section 4.

    (i) "Employee" shall mean any person who renders services to the Company or any Subsidiary Corporation in the status of an employee within the meaning of Code Section 3121(d). "Employee" shall not include any director of the Company or any Subsidiary Corporation who does not render services to the Company or any Subsidiary Corporation in the status of an employee within the meaning of Code Section 3121(d).

    (j) "Enrollment Period" shall mean, for each Semi-Annual Period of Participation, the two week period determined in accordance with Section 6(b); provided, however, that pursuant to Section 6(b) the Enrollment Period for the first Semi-Annual Period of Participation shall be the three week period immediately preceding the Effective Date.

    (k) "Entry Date" shall mean the date an Eligible Employee is granted an Option during the Offer Period. The earliest Entry Date under the Q.S.P. Plan shall be the Effective Date. Subsequent Entry Dates under the Q.S.P. Plan shall be the first business day of July 1996; the first business day of January 1997; and the first business day of July 1997. Each Eligible Employee shall have no more than one (1) Entry Date at any time under the Q.S.P. Plan.

    (l) "Offer Period" shall mean the period beginning on the Effective Date and ending on December 31, 1997.

    (m) "Option" shall mean a right granted to an Eligible Employee to purchase shares of Stock under Sections 8(a) and 9 of the Q.S.P. Plan.

    (n) "Option Price" shall mean the per share exercise price of shares of Stock to be purchased pursuant to a semi-annual installment of an Option, as provided in Section 10.

    (o) "Parent Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (p) "Participant" shall mean an Eligible Employee who elects to participate in the Q.S.P. Plan and complies with the provisions of Section 6.

    (q) "Payday" of an Employee shall mean the regular and recurring established day for payment of cash compensation to Employees in the same classification or position.

    (r) "Q.S.P. Plan" shall mean the Datametrics Corporation Employee Qualified Stock Purchase Plan.

    (s) "Semi-Annual Period of Participation" shall mean each semi-annual period for which the Participant actually participates in the Offer Period. There shall be four (4) semi-annual periods of participation within the Offer Period. The first such semi-annual period shall begin on January 29, 1996 and end on the last business day in June 1996. The second such semi-annual period shall begin on the first business day in July 1996 and end on the last business day in December 1996. The third such semi-annual period shall begin on the first business day in January 1997 and end on the last business day in June 1997. The fourth such semi-annual period shall begin on the first business day in July 1997 and end on the last business day in December 1997.

    (t) "Semi-Annual Purchase Date" shall mean the last business day of June and December each year during the Offer Period on which shares of Stock are automatically purchased for Participants under the Q.S.P. Plan.

    (u) "Subsidiary Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (v) "Stock" shall mean the shares of the Company's Common Stock, $.01 par value.

  3. STOCK SUBJECT TO THE Q.S.P. PLAN.

  (a) Subject to Section 15, the shares of Stock that may be sold pursuant to Options granted under the Q.S.P. Plan shall not exceed 200,000 shares.

  (b) The maximum aggregate number of shares of Common Stock each Eligible Employee may purchase over the duration of the Q.S.P. Plan shall not exceed 10,000 shares.

  (c) The Company shall reserve for issuance under the Q.S.P. Plan 200,000 shares of the Company's authorized but unissued Stock.

  (d) If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised before its expiration or cancellation may again be optioned hereunder, subject to the limitations of subsection (a).

  (e) Any adjustment to the number of shares of Stock reserved for issuance under the Q.S.P. Plan shall be made only in accordance with Sections 15 (relating to recapitalization) and 18 (relating to amendments of the Q.S.P.
Plan).

  4. ELIGIBILITY. Each Employee of the Company or any Subsidiary Corporation who on the first day of any Enrollment Period:

    (a) has been employed by the Company or any Subsidiary Corporation for not less than thirty (30) days; and

    (b) is customarily employed by the Company or any Subsidiary Corporation for more than twenty (20) hours per week,

shall become an Eligible Employee on such day. An Employee who is an Eligible Employee on the Effective Date may elect to begin participating in the Q.S.P. Plan on any Entry Date on or after the Effective Date. The Effective Date shall become such Employee's Entry Date for the Offer Period, and on that date such Employee shall be granted an Option for the Offer Period; provided, however, that any such Option is subject to cancellation and such Employee's Entry Date may be changed in accordance with the terms of Section 9. An Employee who is not an Eligible Employee on the Effective Date may subsequently elect to participate in the Q.S.P. plan on any Entry Date for which he or she becomes an Eligible Employee. The first Entry Date on which such Employee is an Eligible Employee shall become such Employee's Entry Date for the Offer Period, and on that date such Employee shall be granted an Option for the Offer Period; provided, however, that any such Option is subject to cancellation and that such Employee's Entry Date may alter in accordance with the terms of Section 9.

  5. PURCHASE RIGHTS.

  (a) Options shall be granted under the Q.S.P. Plan until the earlier of the maximum number of shares of Stock subject to sale pursuant to Options have been sold, or the Q.S.P. Plan is terminated.

  (b) The Q.S.P. Plan shall be implemented under the Offer Period. Subject to subsection (c), the Offer Period will begin upon January 29, 1996 and will end on December 31, 1997. The first day of the Offer Period shall be the first day of the first Semi-Annual Period of Participation.

  (c) Under no circumstances shall any shares of Stock be issued hereunder until such time as (i) the Q.S.P. Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which shares of the Stock are listed and all other applicable statutory and regulatory requirements.

  (d) Each Eligible Employee shall be granted a separate Option for the Offer Period. The Option shall be granted on the Entry Date on which such individual joins the Offer Period and shall be automatically exercised in successive semi-annual installments on the last day of each Semi-Annual Period of Participation in which the Eligible Employee participates. Accordingly, each Option may be exercised up to two (2) times each calendar year it remains outstanding. An Option granted under the Q.S.P. Plan may be cancelled pursuant to Section 9. In such event, the date on which a subsequent Option is granted to each Eligible Employee under the Q.S.P. Plan shall become the Entry Date for such Eligible Employee and such date shall supersede and replace any previous Entry Date.

  6. PARTICIPATION IN THE Q.S.P. PLAN.

  (a) Each Eligible Employee may elect to participate in the Q.S.P. by submitting to the Administrator a completed and executed Authorization Card in accordance with subsection (b). An Eligible Employee who elects to participate in the Q.S.P. Plan shall elect on such Authorization Card any whole percentage of Base Pay (such percentage not to exceed ten percent (10%)) to be withheld by payroll deduction, which upon an exercise of a semi-annual installment of the Option granted to such Eligible Employee with respect to the Offer Period, shall be contributed to the Company as payment for shares of Stock purchased pursuant to such semi-annual installment of the Option. The deduction rate authorized by any Eligible Employee shall continue in effect for the remainder of the Offer Period, except to the extent such rate is changed in accordance with the following:

    (i) Each Eligible Employee may, at any one time during each Semi-Annual Period of Participation at least two weeks prior to the Semi-Annual Purchase Date, reduce his or her percentage of payroll deduction to any whole percentage by filing a new completed and executed Authorization Card with the Administrator (or his or her designate). At any one time during the two week period commencing one month prior to the Semi-Annual Purchase Date an Eligible Employee may increase his or her percentage of payroll deduction (not to exceed ten percent (10%)) by filing a new completed and executed Authorization Card with the Administrator (or his or her designate), with such increase to become effective beginning on the first day of the next Semi-Annual Period of Participation. An Eligible Employee may not increase or reduce his or her percentage of payroll deduction during the two week period immediately preceding each Semi-Annual Purchase Date. Any reduction of an Eligible Employee's percentage of payroll deduction shall become effective as soon as practicable after the filing of a new completed and executed Authorization Card with the Administrator (or his or her designate). If an Eligible Employee reduces his or her percentage of payroll deduction to zero percent (0%), the Company or Subsidiary Corporation will as soon as practicable thereafter pay to such Eligible Employee in cash in one lump sum the balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan, without the payment of any interest thereon. The Eligible Employee will at that time be deemed to have ceased to participate in the Q.S.P. Plan and may only recommence active participation in the Q.S.P. Plan by submitting to the Administrator a new completed and executed Authorization Card in accordance with subsection (b). Upon cessation of participation, such Eligible Employee shall not be eligible to participate in the Q.S.P. Plan during the Semi-Annual Period of Participation which immediately follows the Semi-Annual Period of Participation during which such Employee ceased to participate in the Q.S.P. Plan.

  (b) An Employee who is an Eligible Employee on the Effective Date must submit his or her Authorization Card to the Administrator during the three week period immediately prior to the Effective Date in order to participate in the first Semi-Annual Period of Participation. An Employee who is an Eligible Employee on the Effective Date but who does not submit his or her Authorization Card to the Administrator during such three week period or an Employee who becomes an Eligible Employee subsequent to the Effective Date must submit his or her Authorization Card to the Administrator during the two week period commencing one month prior to such Eligible Employee's Entry Date.

  (c) An Eligible Employee's Authorization Card shall include express written authorization by the Eligible Employee to the Company to issue shares of Stock purchased under the Q.S.P. Plan to an account in the name of such Eligible Employee with a brokerage firm to be designated by the Administrator.

  7. PAYROLL DEDUCTIONS.

  (a) Cash compensation payable to an Eligible Employee who elects to participate in the Q.S.P. Plan for a Semi-Annual Period of Participation shall be reduced each Payday during such Semi-Annual Period of Participation through payroll deductions by an amount equal to the whole percentage of Base Pay payable on such Payday elected by the Eligible Employee under Section 6.

  (b) The amount of each Eligible Employee's payroll deduction shall be held by the Company or Subsidiary Corporation and credited to an account established for such Eligible Employee. Neither the Company nor any Subsidiary Corporation shall pay any interest on the funds credited to an Eligible Employee's account under the Q.S.P. Plan.

  (c) During a leave of absence from the Company or any Subsidiary Corporation which is approved by the Company or Subsidiary Corporation and which meets the requirements of Treasury Regulation Section 1.421-7(h)(2), an Eligible Employee may continue to participate in the Q.S.P. Plan by making cash payments to the Company or Subsidiary Corporation on each Payday equal to the dollar amount of the payroll deduction made for such Eligible Employee for the Payday next preceding the first day of such Eligible Employee's leave of absence.

  8. GRANT OF OPTIONS; EXERCISE OF OPTIONS.

  (a) Each Eligible Employee shall be granted an Option on his or her Entry Date for the Offer Period. Each Eligible Employee's Option shall be automatically exercised in semi-annual installments on the last day of each Semi-Annual Period of Participation during which the Eligible Employee is participating in the Q.S.P. Plan. The number of shares of Stock subject to each installment of an Eligible Employee's Option shall be the quotient of the total payroll deductions made for the Eligible Employee during the Semi-Annual Period of Participation, divided by the Option Price with respect to such Semi-Annual Period of Participation, excluding fractional shares of Stock; provided, however, that the number of shares of Stock subject to each Option shall not exceed 10,000 shares.

  (b) Except as otherwise provided in subsection (d) and Section 6(a)(i), each Eligible Employee participating in the Q.S.P. Plan shall be deemed to have exercised a semi-annual installment of his or her Option on the last day of any Semi-Annual Period of Participation in which the Eligible Employee is participating in the Q.S.P. Plan, to the extent that the balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan is sufficient to purchase, at the Option Price, whole shares of Stock. No fractional shares of Stock shall be purchased upon the exercise of a semi-annual installment of the Option and any funds credited to such Eligible Employee's account remaining after the purchase of whole shares of Stock upon exercise of a semi-annual installment of an Option shall remain credited to such Eligible Employee's account and carried forward for purchase of shares of Stock pursuant to the exercise of a semi-annual installment of the Option on the last day of the next following Semi-Annual Period of Participation.

  (c) Upon exercise of a semi-annual installment of an Eligible Employee's Option, the Company shall as soon as practicable thereafter issue to the Eligible Employee such shares of Stock purchased pursuant to subsection (b). Such Stock is initially to be held in the brokerage account established by the Eligible Employee at such brokerage firm as designated by the Administrator and as authorized by the Eligible Employee upon enrollment in the Q.S.P. Plan.

  (d) An Eligible Employee's semi-annual installment shall not be exercised on the Semi-Annual Purchase Date if such Eligible Employee instructs the Administrator in writing at least two weeks prior to such Semi-Annual Purchase Date that such semi-annual installment is not to be exercised. As soon as practicable after receipt of such instruction, the Company or Subsidiary Corporation shall pay to such Eligible Employee in cash in one lump sum the balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan, without the payment of any interest thereon. The Eligible Employee shall at that time be deemed to have ceased to participate in the Q.S.P. Plan and may only recommence active participation in the Q.S.P. Plan by submitting a new Authorization Card in accordance with the terms of
Section 6 above. Upon cessation of participation, such Eligible Employee shall not be eligible to participate in the Q.S.P. Plan during the Semi-Annual Period of Participation which immediately follows the Semi-Annual Period of Participation during which such Employee ceased to participate in the Q.S.P. Plan.

  (e) If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares remaining unsold under the Q.S.P. Plan (after deduction of all shares for which Options have theretofore been exercised), the Administrator shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Eligible Employees which have not been applied to the purchase of shares of Stock shall be paid to such Eligible Employees by the Company or Subsidiary Corporation in cash in one lump sum as soon as practicable, without payment of any interest thereon.

  (f) Notwithstanding any provision in the Q.S.P. Plan to the contrary, an Eligible Employee shall not be granted an Option:

    (i) if, immediately after the Option is granted, such Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, any Parent Corporation or any Subsidiary Corporations. For purposes of determining stock ownership under this paragraph, the rules of Code Section 424(d) shall apply and Stock which an Eligible Employee may purchase under outstanding options held by such Eligible Employee shall be treated as stock owned by such Eligible Employee; or

    (ii) which permits such Eligible Employee's rights to purchase stock under the Q.S.P. Plan and all other employee stock purchase plans of the Company, any Parent Corporation, or any Subsidiary Corporations, which qualify under Code Section 423, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purpose of the limitations imposed by this paragraph, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option (but in no case may such rate exceed $25,000 of fair market value of such stock determined at the time such option is granted for any one calendar year), and a right to purchase stock which has accrued under the option may not be carried over to any other option.

  (g) Any Employee who is an officer subject to Section 16(b) under the Securities Exchange Act of 1934, as amended, shall not sell, transfer, or otherwise dispose of any shares of Stock received upon the exercise of the Option granted hereunder for a period of six months after the purchase of such shares.

  9. CANCELLATION AND SUBSEQUENT GRANT OF OPTION. If the fair market value of a share of Stock on the first day of any Semi-Annual Period of Participation after the Effective Date is lower than the fair market value of a share of Stock on the Eligible Employee's Entry Date into the Q.S.P. Plan, the Eligible Employee's Option shall be cancelled as of the first day of such Semi-Annual Period of Participation and the Eligible Employee's purchase rights with respect to any remaining semi-annual installments under such Option shall be immediately extinguished without any further action by the Company, any Subsidiary Corporation, or the Eligible Employee. Upon such cancellation, a new Option shall be granted to such Eligible Employee which may thereafter be exercised in successive semi-annual installments on the last day of such Semi-Annual Period of Participation and each subsequent Semi-Annual Period of Participation; provided, however, that such Option may also subsequently be cancelled in accordance with the terms of this Section. In the event that an Option is cancelled and a new Option granted under this Section, the Eligible Employee's Entry Date for purposes of the provisions of the Q.S.P. Plan shall become the date upon which such new Option is granted.

  10. OPTION PRICE.

  (a) The per share exercise price of each Option (the "Option Price") shall be an amount equal to the lesser of:

    (i) 85% of the fair market value of a share of Stock on the Participant's Entry Date into the Q.S.P. Plan; or

    (ii) 85% of the fair market value of a share of Stock on the Semi-Annual Purchase Date corresponding to the Semi-Annual Period of Participation for which a Participant exercises a semi-annual installment of his or her Option.

  (b) For purposes of subsection (a) and Section 9, the fair market value of a share of Stock as of a given date shall be the closing price of a share of Stock on the principal exchange on which shares of Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred.

  11. ISSUANCE OF CERTIFICATES.

  (a) In the event the Administrator is required to obtain authority to issue certificates for any shares of Stock purchased by an Eligible Employee under the Q.S.P. Plan from any commissioner or agency, the Administrator shall seek to obtain such authority. If the Administrator is unable, after reasonable efforts, to obtain such authority, the Administrator, the Company, and any Subsidiary Corporations shall be relieved from all liability and shall pay to each such Eligible Employee the balance of payroll deductions credited to each such Eligible Employee's account under the Q.S.P. Plan in cash in one lump sum as soon as practicable, without the payment of any interest thereon.

  12. CESSATION OF PARTICIPATION.

  (a) Except as otherwise provided in Subsection 7(c), an Eligible Employee shall cease to participate in the Q.S.P. Plan in the event that:

    (i) the Eligible Employee reduces his or her percentage of payroll deduction to zero percent (0%) pursuant to Section 6(a)(i);

    (ii) the Administrator receives written instructions from the Eligible Employee that a semi-annual installment is not to be exercised pursuant to
  Section 8(d);

    (iii) the Administrator receives written instructions from the Eligible Employee to terminate such Eligible Employee's participation in the Q.S.P. Plan;

    (iv) the Eligible Employee resigns, is discharged from employment or has a leave of absence from the Company or any Subsidiary Corporation; or

    (v) the Employee dies.

  (b) Upon cessation of participation by an Eligible Employee, such Eligible Employee's payroll deductions shall cease. If such cessation of participation occurs during the last two weeks of a Semi-Annual Period of Participation, such Eligible Employee's Option installment shall be exercised on the Semi-Annual Purchase Date in accordance with Section 8(b). Upon cessation of participation at any other time, any balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan shall be paid to the Employee in cash in one lump sum as soon as practicable after cessation of participation, without payment of any interest thereon.

  (c) An Eligible Employee shall not be eligible to participate in the Q.S.P. Plan during the Semi-Annual Period of Participation which immediately follows the Semi-Annual Period of Participation during which such Employee terminates participation in the Q.S.P. Plan under paragraph (a).

  13. TRANSFER OF OPTION. Options granted pursuant to the Q.S.P. Plan shall not be transferable by an Eligible Employee, other than by will or the laws of descent and distribution, and shall be exercisable during the Eligible Employee's lifetime only by such Eligible Employee.

  14. BENEFICIARY.

  (a) Each Eligible Employee shall designate on his or her Authorization Card a beneficiary or beneficiaries and may, without such beneficiaries' consent, change such designation. Any designation shall be effective only after it is received by the Administrator and shall be controlling over any disposition by will or otherwise. Upon the death of an Eligible Employee, except as provided in Section 12(b) the balance of payroll deductions credited to such Eligible Employee's account shall be paid or distributed to the designated beneficiary or beneficiaries, or in the absence of such designation, to the executor or administrator of the Eligible Employee's estate, and in either event the Administrator, the Company, and any Subsidiary Corporations shall not be under any further liability to anyone.

  15. RECAPITALIZATION. If there shall be any change in the Stock subject to the Q.S.P. Plan or the Stock subject to any Option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2% of the fair market value of the Stock) or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Administrator to the aggregate number of shares subject to the Q.S.P. Plan and the number of shares and the price per share subject to outstanding Options in order to preserve, but not to increase, the benefits of the Eligible Employees hereunder; provided, however, that subject to any required action by the stockholders, if the Company shall not be the surviving corporation in any such merger, consolidation or reorganization, every Option outstanding shall terminate, unless the surviving corporation shall (subject to applicable provisions of the Code) issue a new Option therefor or assume (with appropriate changes) the existing Option. If the Option shall terminate by reason of such merger, consolidation, or reorganization, then any provision herein to the contrary notwithstanding, any Option held by an Eligible Employee may be exercised, in whole or in part, by such Eligible Employee at any time prior to or concurrently with consummation of such merger, consolidation, or reorganization.

  16. RIGHTS AS A STOCKHOLDER. An Eligible Employee shall have no rights as a stockholder with respect to any shares of Stock covered by Options until the date of the issuance of a certificate for such shares of Stock. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as otherwise expressly provided herein.

  17. COSTS; INDEMNIFICATIONS.

  (a) The Company shall pay all costs and expenses incurred in administering the Q.S.P. Plan.

  (b) In addition to such other rights of indemnification as the Administrator may have as a director or officer of the Company, the Company shall indemnify and hold the Administrator harmless against any and all liability, loss, costs, damages, attorneys' fees and other expenses the Administrator may sustain or incur in connection with administration of the Q.S.P. Plan, except for liability, loss, costs, damages, attorneys' fees and other expenses caused by the negligence of the Administrator or his agent; provided, that within 60 days after the institution of any action, suit or proceeding the Administrator shall in writing offer the Company the opportunity to handle, prosecute or defend the same, at the Company's own expense. The Administrator shall have the right, but not the obligation, to adjust, settle, or compromise any claim, obligation, debt, demand, suit or judgment against the Administrator, and if such settlement is approved by independent legal counsel selected by the Company then the Company shall reimburse the Administrator for all sums of money the Administrator may pay or become liable to pay against which the Administrator is indemnified hereunder.

  18. AMENDMENT OR TERMINATION OF THE Q.S.P. PLAN. The Board of Directors may at any time, with respect to any shares of Stock not then subject to Options, suspend or terminate the Q.S.P. Plan, and may amend the Q.S.P. Plan from time to time as the Board of Directors may deem advisable; provided, however, that except as provided in Section 15 hereof, the Board of Directors shall not amend the Q.S.P. Plan in the following respects without the affirmative vote of approval by a majority of the outstanding shares of Stock of the Company:

    (a) To increase the maximum number of shares of Stock subject to the Q.S.P. Plan;

    (b) To change the designation or class of employees eligible to receive Options under the Q.S.P. Plan;

    (c) To materially increase the benefits accruing to Employees under the Q.S.P. Plan; or

    (d) In any manner which would cause the Q.S.P. Plan to no longer be an employee stock purchase plan under Code Section 423.

  19. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options shall be deposited in the account of the general corporate funds of the Company.

  20. APPROVAL OF STOCKHOLDERS. The Q.S.P. Plan shall become effective on the Effective Date subject to the affirmative vote by a majority of the outstanding shares of Stock of the Company approving the Q.S.P. Plan (which approval must occur within twelve (12) months before or after the date the Q.S.P. Plan is adopted by the Board of Directors).

  21. NO RIGHTS AS AN EMPLOYEE. Nothing in the Q.S.P. Plan shall be construed to give any person the right to remain in the employ of the Company or any Subsidiary Corporation or to affect the Company or any Subsidiary
Corporation's right to terminate the employment of any person at any time with or without cause.

  22. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Q.S.P. Plan.

  23. CONFORMITY TO SECURITIES LAWS. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Q.S.P. Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

-------------------------------------------------------------------------------
                            DATAMETRICS CORPORATION
PROXY            21135 ERWIN STREET, WOODLAND HILLS, CA 91367             PROXY

  The undersigned Stockholder(s) of DATAMETRICS CORPORATION (the "Company") hereby constitutes and appoints Sidney E. Wing and John J. Van Buren, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the Annual
Meeting of Stockholders of the Company to be held on March 19, 1996, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all the powers which the undersigned would possess if personally present, as follows:
-------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                     (Continued and to be signed on other side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

-------------------------------------------------------------------------------

                                                                  Please mark
                                                             [X]  your votes
                                                                  as indicated

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
  BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
             VOTED FOR EACH OF THE FOUR PROPOSALS DESCRIBED BELOW.

1. Election of Directors: Dann V.
Angeloff, Richard A. Foster, Burton L.
Kaplan, Richard W. Muchmore,
Garland S. White, Sidney E. Wing,
Kenneth Zeiger

              FOR             WITHHELD
                              FOR ALL
              [_]               [_]

WITHHELD FOR: (Write that nominee's name in the space provided below).

-------------------------------------------------------------------------------

2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 20,000,000 shares.

                   FOR    AGAINST    ABSTAIN
                   [_]     [_]        [_]

3. To approve the Company's 1995 Stock Option Plan.

                   FOR    AGAINST    ABSTAIN
                   [_]     [_]        [_]

4. To approve the Company's Employee Qualified Stock Purchase Plan.

                   FOR    AGAINST    ABSTAIN
                   [_]     [_]        [_]

5. In their discretion, the Proxies are authorized to transact such other business as may properly come before the Meeting.


I PLAN TO ATTEND MEETING          [_]

COMMENTS/ADDRESS CHANGE
Please mark this box if you
have written comments/address
change on the reverse side.       [_]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) ___________________________   Dated _______________________ , 1996

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE